Bitmine

The Alchemy of 5%

NYSE: BMNR

Crypto Spring:
ETH is the future of money

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Projections and Market Predictions

This presentation contains certain projections, estimates, and market predictions, including without limitation projections regarding the future price of Ethereum and other digital assets, anticipated staking revenues, the potential fair value of Ethereum by 2030, forward returns of the S&P 500, and expected growth in tokenization and agentic AI adoption. These projections and predictions are based on assumptions and beliefs of the Company's management, including expectations regarding macroeconomic conditions, cryptocurrency market cycles, geopolitical developments, and the continued adoption of blockchain technology. Such projections and predictions are inherently uncertain and are not guarantees, promises, or definitive statements of future outcomes or performance. Actual results may differ materially from those projected or predicted herein due to a variety of factors, including but not limited to changes in market conditions, regulatory developments, technological disruptions, geopolitical risks, shifts in investor sentiment, and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on any such projections or market predictions, and the Company undertakes no obligation to update or revise any projections or predictions, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

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Ethereum Tower LLC, and Ethereum Tower Instant LLC, together with respective affiliates, directors, officers, employees, advisers, and agents have not prepared, verified or approved the contents of this presentation and expressly disclaim any responsibility or liability for its accuracy, completes, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision.

Table of Contents

01
Crypto Spring is here


Fog of War

Source: Fundstrat

BITMINE · BMNR

CRYPTO SPRING: Ethereum up 3 months consecutively (so far)



5000
4000
3000
2317
2000
1000
900
800
Log
2,317
up
up
up
Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun
2021 2022 2023 2024 2025 2026
XETUSD Curncy (XET-USD Cross Rate) ETH vBMNR XET Monthly Monthly 10MAY2021-09MAY2026
Copyright© 2026 Bloomberg Finance L.P.
09-May-2026 04:57:05

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ETHEREUM: 3 consecutive monthly gains never seen in ‘crypto winter’


8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
Aug 15
May 16
Feb 17
Nov 17
Aug 18
May 19
Feb 20
Nov 20
Aug 21
May 22
Feb 23
Nov 23
Aug 24
May 25
Feb 26
1 up
1 up
2 up
3 up
2,317

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ETHEREUM: Correlated to Software and Growth stocks


120
110
100
91.1500
80
5000
4500
4000
3500
3000
2500
2316.533
2000
1500
IGV
Software $IGV
Sep
2024
Dec
Mar
Jun
2025
Sep
Dec
Mar
2026
XETUSD Curncy (XET-USD Cross Rate) IGV ETH vBMNR Daily 03SEP2024-13DEC2026
Copyright© 2026 Bloomberg Finance L.P.
09-May-2026 05:07:40

As of Apr 13, 2026

fundstrat DIRECT

May 1, 2026

First Word



Tom Lee, CFA AC

Head of Research

Adding Software IGV -0.53% to top sector ideas along with MAGS -0.50% IBIT +1.31% ETHA +1.31% . If correct, private credit risks diminishing

- The case for being long software is as follows:

– software has reversed its entire relative performance since April 10, 2026

– the industry's share of revenue has compounded at 2X the rate of S&P 500 2016-now

– AI is a threat to many business models, and the software sector will need to evolve

– but the best software companies will dynamically adjust and arguably leverage AI

– the bearish argument to software (AI eats software) is the equivalent of saying

– AI will hurt American biz, and then assume US corporates will not adapt

CNBC's Closing Bell
@CNBCClosingBell

Is the market bottom in? Here's why @fundstrat's Tom Lee thinks so:


deluxe
CIBC
HUMAN[X]
CIBC
CNBC CLOSING BELL
CNBC
CNBC
MARKET RALLY
S&P 500 ON TRACK FOR LONGEST DAILY WIN STREAK SINCE OCTOBER 6
Tom Lee: The stock market bottom is in
STREAM CNBC+

From cnbc.com

3:57 PM · Apr 8, 2026 · **399.3K** Views

11 21 119 19

IRAN WAR: Ethereum best performing asset since start of War


Relative Performance to S&P 500 since start of Iran Conflict
Ethereum 17.0%
Technology ex-Mag 7 16.3%
Bitcoin 14.5%
MSCI World Technology 9.3%
Magnificent 7 5.9%
Russell 2000 1.7%
Expanded Tech-Software ETF (IGV) 0.3%
MSCI World Energy 0.1%
MSCI World Comm. Services -0.1%
Korea (KOSPI) -0.5%
Energy -2.4%
MSCI World -2.5%
MSCI World Discretionary -3.1%
Financials -3.9%
Real Estate -4.0%
MSCI World Financials -5.2%
MSCI World Utilities -6.5%
Industrials -6.6%
MSCI World Real Estate -6.7%
Utilities -7.0%
Materials -7.2%
MSCI World Industrials -7.8%
20Y+ Treasury Bond ETF (TLT) -8.7%
Discretionary ex-Mag 7 -8.9%
MSCI World Materials -9.6%
Staples -10.3%
MSCI World Staples -11.5%
MSCI World Health Care -13.9%
Healthcare -14.0%
Gold Spot -14.9%
Comm. Services ex-Mag 7 -15.3%
Ethereum is the best performing asset since the start of the Iran war

Source: Fundstrat, Bloomberg
*Performance from 2/27/2026 to 4/24/2026

DIVERSIFICATION: ETH gained 293X since 2016

Dec 31, 2016 Values			*Current 2026 Values*		
Start capital	% ETH	2016 ETH	ETH	S&P 500	Total
$100,000	0.0%	$0	$0	$230,482	$230,482
$100,000	1.0%	$1,000	$289,650	$228,177	$517,827
$100,000	5.0%	$5,000	$1,448,251	$218,958	$1,667,209
$100,000	10.0%	$10,000	$2,896,501	$207,434	$3,103,935
$100,000	20.0%	$20,000	$5,793,003	$184,386	$5,977,388
$100,000	33.0%	$33,000	$9,558,454	$154,423	$9,712,877

>7x return with just 5% in ETH

Source: Fundstrat

HEDGE: Only 0.4% needed to protect against catastrophe

Dec 31, 2016 Values

Assume S&P 500 falls 50%

Asset	Start capital	**% Required Hedge**	2016 Hedge	Cum Gain Hedge
Ethereum	$100,000	**0.4%**	$398	290X
Bitcoin	$100,000	**1.4%**	$1,381	83X
Magnificent 7	$100,000	**12.4%**	$12,373	9X
Technology ex-Mag 7	$100,000	**20.7%**	$20,738	6X
Silver Spot	$100,000	**28.5%**	$28,497	4X
Gold Spot	$100,000	**37.1%**	$37,065	3X

Source: Fundstrat

ETH/BTC ratio: 2026 tailwinds argue for ATH (all time high) in ratio


ratio
ETH/BTC:
0.08727
8-yr avg:
0.04790
Projected
ETH/BTC:
????
ETH/BTC:
0.03202
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03202
0.03000
0.02000
Log
XET-USD Cross Rate / XBT-USD Cross Rate 0.03202
2018
2019
2020
2021
2022
2023
2024
2025
2026
XETUSD Curncy (XET-USD Cross Rate) ETH/BTC '18 vBMNR Daily 31DEC2017-14APR2026 Copyright© 2026 Bloomberg Finance L.P. 14-Apr-2026 06:08:59

Source: Bloomberg and Fundstrat

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price	0.0239	0.0359	0.0479 (8-yr avg)	0.0598	0.0873 (2021 high)	0.1250	0.2500 (ETH "payment rails")	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	$11,965	14,956	$21,818	31,250	$62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	$250,000	350,000

Source: Fundstrat

Etherealize
@Etherealize_io

Read the full Productive Money report by Etherealize here:

Etherealize @Etherealize_io · Apr 21


Article

The Path to $250,000 ETH: Ethereum and the Era of Productive Money

To download this report as a PDF and learn more about the "Productive Money" thesis, visit productivemoney.org

As of April 2026, the combined monetary premium of gold and Bitcoin is...

$250,000

Source: Fundstrat

ETHEREUM: Exiting a long consolidation


Projected
~25x
54x
227x
agentic AI
tokenization
$4,626
$1,366
2,365
$85
$6
8192
4096
2048
1024
512
256
128
64
32
16
8
4
2
1
0.5
0.25
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Fundstrat, Bloomberg, coinmarketcap

02
Future of Money
(Elon says it is Mass and Energy)

Elon Musk @elonmusk

That's why I say the system won't use dollars as currency in the future. Just mass and energy.

1:52 AM · Feb 13, 2026 · **372.4K** Views

1K 833 8.2K 696

Source: Fundstrat

The Wolf Of All Streets
@scottmelker

WATCH: BLACKROCK CEO LARRY FINK SAYS "I ACTUALLY BELIEVE A NEW ASSET CLASS WILL BE BUYING FUTURES OF COMPUTE, WE JUST DON'T HAVE ENOUGH COMPUTE POWER RIGHT NOW."


SOURCE: THE MILKEN INSTITUTE
OBAL
ERENCE
MILKEN INSTITUTE
Laurence D. Fink
Chairman and CEO, BlackRock
0:19

4:00 AM · May 6, 2026 · **308.9K** Views

126 · 208 · 1.4K · 336


Kalshi Crypto
Kalshi Crypto @Kalshi_Crypto · 4h
JUST IN: Billionaire LinkedIn Founder says crypto becomes critical in an AI world
91
208
1.6K
97K
Reid Hoffman
@reidhoffman
Never thought I'd see myself quoted by Kalshi!
12:47 PM · May 6, 2026 · 4,945 Views
13
1
65
2

Source: Fundstrat

Bitwise
@Bitwise

Well, that escalated quickly.

Volume: Stablecoin Transactions vs. Visa Payments


Visa
Stablecoins
$35T
$30T
$25T
$20T
$15T
$10T
$5T
$0
2018
2019
2020
2021
2022
2023
2024
2025

Source: Bitwise Asset Management with data from Artemis and Visa. Data from January 1, 2018 to December 31, 2025 (most recently reported data for Visa).

Bitwise

4:21 PM · Apr 29, 2026 · **131.2K** Views

GRAYSCALE



Will Ogden Moore



Zach Pandl

we believe much of the **~$300 trillion** securities market — along with other types of assets like real estate — will migrate onchain

Exhibit 1: Tokenization megatrend just getting started



$ trillion
Tokenized Assets vs Traditional Markets
Estimated Total Value Outstanding
350
300
250
200
150
100
50
0
288
145
127
88
51
41
12
0.03
Residential Real Estate
Fixed Income
Equities
Listed Derivatives
Commercial Real Estate
Agricultural Land
Investment Gold
Tokenized Assets

Sources: SIFMA, Savills, World Gold Council, Bloomberg, RWA.xyz, Grayscale Investments. Real Estate as of 2022; securities markets as of 2024; investment gold and tokenized assets as of December 31, 2025. For illustrative purposes only.

Source: Fundstrat

GRAYSCALE



Will Ogden Moore



Zach Pandl

we believe much of the **~$300 trillion** securities market — along with other types of assets like real estate — will migrate onchain

Exhibit 1: Tokenization megatrend just getting started


$ trillion
Tokenized Assets vs Traditional Markets
Estimated Total Value Outstanding
350
300
250
200
150
100
50
0
288
145
127
88
51
41
12
0.03
Residential Real Estate
Fixed Income
Equities
Listed Derivatives
Commercial Real Estate
Agricultural Land
Investment Gold
Tokenized Assets

Sources: SIFMA, Savills, World Gold Council, Bloomberg, RWA.xyz, Grayscale Investments. Real Estate as of 2022; securities markets as of 2024; investment gold and tokenized assets as of December 31, 2025. For illustrative purposes only.

Source: Fundstrat


Ethereum
TVL
Token Mcap
$120b
$100b
$80b
$60b
$40b
$20b
$0
$600b
$500b
$400b
$300b
$200b
$100b
$0
2017
2019
2021
2023
2025
DefiLlama

Source: Fundstrat

GRAYSCALE



Will Ogden Moore



Zach Pandl

Networks that host a larger share of tokenized activity may capture a meaningful portion of the economic value created by this trend.

Exhibit 10: Mapping architectures to the roadmap


Blockchain Network Architecture and Tokenization
Canton
Provenance
Avalanche
BASE
Arbitrum
Ethereum
Solana
Institution-centric
Privacy features by default
Tokenization Focus
National/regional scope
Near term advantage
Hybrid Architecture
Open Architecture
Transparent by default
General Purpose
Global scope
Longer Term Upside Potential
For illustrative purposes only. Specific companies, issuers, platforms, or protocols are mentioned for educational purposes only and should not be deemed a recommendation to buy or sell any securities, digital assets, or other financial instruments.

Source: Fundstrat

"This is the grand unification of AI and crypto. AI agents are going to need money. "

Marc Andreessen (founder of a16z)

Miles Deutscher
@milesdeutscher

Subscribe

This, singlehandedly, is why I'm still bullish on crypto.

If you don't believe me, listen to Marc Andreessen (founder of a16z - the world's biggest VC).

Crypto x AI is going to be HUGE - and one of the best product-market fits we've ever seen.

"This is the grand unification of AI and crypto. AI agents are going to need money."

This is the future.


0:43

8:14 AM · Apr 10, 2026 · **116.8K** Views

84 123 1K 470

Source: Fundstrat

AGENTIC AI: Comparison traditional rails vs crypto

Category	What Agentic AI Needs	Traditional Rails (Banks / APIs / Web2)	Blockchain / Crypto Advantage
Identity	Persistent, global, machine-native identity	Fragmented (logins, KYC per platform, OAuth silos)	Self-sovereign identity (wallets, public/private keys)
Authentication	Trustless verification between machines	API keys, passwords, centralized auth servers	Cryptographic signatures
Unit of Payment	Native, programmable money for microtransactions	Credit cards, ACH (slow, expensive, human-centric)	Crypto tokens (instant, divisible, global)
Payments Speed	Real-time settlement	T+1 to T+3, batch processing	Near-instant settlement
Transaction Costs	Ultra-low fees for high-frequency actions	High fixed fees (card networks, wires)	Low/programmable fees
Programmability	Logic embedded in transactions	Limited (requires intermediaries, legal contracts)	Smart contracts
Smart Contracts	Deterministic execution of agreements	Legal enforcement + intermediaries	On-chain code execution
Global Access	Borderless operation	Jurisdictional fragmentation, FX friction	Permissionless global networks
Composability	Interoperable services	Walled gardens, API restrictions	Open protocols (DeFi, on-chain services)
Data Integrity	Verifiable state/history	Mutable databases, centralized control	Immutable ledgers
Availability	Always-on infrastructure	Downtime, banking hours	24/7 networks
Settlement Finality	Clear ownership resolution	Reversals, disputes, chargebacks	Final settlement on-chain
Censorship Resistance	Freedom to transact	Subject to platform/bank restrictions	Permissionless networks

Source: Fundstrat Digital Assets Research

FINANCIALS: Top 10 most profitable in USA today

	Ticker	Name	*Net Income ($ Millions)* CY 2026	Employees
1	JPM	JPMorgan Chase	**59,918**	300,000
2	BAC	Bank of America	**32,863**	
3	WFC	Wells Fargo & Co	**21,555**	
4	C	Citigroup Inc.	**18,785**	
5	MS	Morgan Stanley	**18,595**	
6	GS	Goldman Sachs	**18,045**	
7	SCHW	Charles Schwab	**10,390**	
8	BLK	BlackRock Inc.	**8,750**	
9	USB	US Bancorp	**7,890**	
10	BX	Blackstone Inc.	**7,785**	
11	PNC	PNC Financial Se	**7,547**	
12	BK	Bank NY Mellon	**6,091**	
13	TFC	Truist Financial	**5,650**	
14	KKR	KKR & Co Inc.	**5,514**	
15	NU	Nu Holdings Lt-A	**4,236**	

Source: Fundstrat

FINANCIALS: Mix in Jane Street + Tether

	Ticker	Name	Net Income ($ Millions) CY 2026	Employees
1	JPM	JPMorgan Chase	59,918	300,000
2		Jane Street	40,000	3,000
3	BAC	Bank of America	32,863	
4	WFC	Wells Fargo & Co	21,555	
5	C	Citigroup Inc.	18,785	
6	MS	Morgan Stanley	18,595	
7	GS	Goldman Sachs	18,045	
8	SCHW	Charles Schwab	10,390	
9	BLK	BlackRock Inc.	8,750	
10	USB	US Bancorp	7,890	
11	BX	Blackstone Inc.	7,785	
12	PNC	PNC Financial Se	7,547	
13	BK	Bank NY Mellon	6,091	
14	TFC	Truist Financial	5,650	
15	KKR	KKR & Co Inc.	5,514	

Jane Street

1:100 employees

Source: Fundstrat

Bloomberg
@business

Jane Street notched a record quarter in the first three months of the year with $16.1 billion of trading revenue, more than double its haul in the first quarter of 2025

Net income also more than doubled from a year earlier, with Jane Street reporting $10.3 billion in the first quarter, according to people familiar with the matter

From bloomberg.com

12:25 PM · May 8, 2026 · **12.7K** Views

Source: Fundstrat

Bloomberg
@business

Jane Street notched a record quarter in the first three months of the year with $16.1 billion of trading revenue, more than double its haul in the first quarter of 2025

Net income also more than doubled from a year earlier, with Jane Street reporting $10.3 billion in the first quarter, according to people familiar with the matter

From bloomberg.com

12:25 PM · May 8, 2026 · **12.7K** Views

2026 on track to be *$40 billion*

"Moving money" more value "entire operations of a global bank"

Source: Fundstrat

FINANCIALS: Mix in Jane Street + Tether

	Ticker	Name	*Net Income ($ Millions)* CY 2026	Employees
1	JPM	JPMorgan Chase	**59,918**	300,000
2		Jane Street	**40,000**	3,000
3	BAC	Bank of America	**32,863**	
4	WFC	Wells Fargo & Co	**21,555**	
5	C	Citigroup Inc.	**18,785**	
6	MS	Morgan Stanley	**18,595**	
7	GS	Goldman Sachs	**18,045**	
8		Tether	**15,000**	300
9	SCHW	Charles Schwab	**10,390**	
10	BLK	BlackRock Inc.	**8,750**	
11	USB	US Bancorp	**7,890**	
12	BX	Blackstone Inc.	**7,785**	
13	PNC	PNC Financial Se	**7,547**	
14	BK	Bank NY Mellon	**6,091**	
15	TFC	Truist Financial	**5,650**	

1:100 employees (Jane Street)

1:1000 employees (Tether)

Source: Fundstrat

TECHNOLOGY: Disruption reduces value of incumbency

	Incumbent	New entrant
Automobile	Columbus Buggy Co, Studebaker, Durante-Dort	GM, Ford, Audi, VW, Porsche
Mobile Technology	MCI, Bell Atlantic, GTE, SBC	Vodafone, T-Mobile, Telecel
Digital Media	Hearst, Viacom, Newscorp	Google, Meta, TikTok
Cloud computing	IBM, Compaq, Dell, Gateway	Amazon AWS, Microsoft Azure, Oracle, Google Cloud
EVs	GM, Ford, Audi, VW, Porsche	Tesla

New entrant captures value

Source: Fundstrat

BY 2035: Half of the largest financial institutions will be native digital

	Ticker	Name	*Net Income ($ Millions)* CY 2035	Employees
1	JPM	JPMorgan Chase	107,303	300,000
2		Native crypto bank	100,000	1,000
3	BAC	Bank of America	58,852	
4		Native crypto bank	50,000	1,000
5	C	Citigroup Inc.	33,641	
6		Native crypto bank	40,000	1,000
7	GS	Goldman Sachs	32,316	
8		Native crypto bank	25,000	1,000
9	SCHW	Charles Schwab	18,607	
10		Native crypto bank	15,000	1,000
11	USB	US Bancorp	14,129	
12	BX	Blackstone Inc.	13,941	
13	PNC	PNC Financial Se	13,515	
14	BK	Bank NY Mellon	10,909	
15	TFC	Truist Financial	10,118	

1:300 employees

Source: Fundstrat

03
Bitmine building in crypto winter, primed for next bull cycle

BITMINE: Building and stacking during the crypto ‘mini-winter’

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world’s largest content creator
- Uplisted to NYSE ‘Big Board’
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MOONSHOT: Eightco


EIGHTCO HOLDINGS
Home
About
Holdings
Investor Relations
TREASURY OVERVIEW
$321M
Total Portfolio Value as of April 6, 2026
34.9%
28%
21.9%
7.8%
7.4%
Cash & Equivalents
$112M
Cash on hand, stablecoins & fiat
OpenAI
$90M
Pre-IPO equity
WLD Tokens
$70M
277M tokens
~9% of circulating supply
Beast Industries
$25M
$5.2B valuation (Bloomberg)
Ethereum
$24M
11,068 ETH
Portfolio diversification

Source: Eightco

Bitmine Investment in Eightco (NASDAQ: ORBS)

world

- Founded in 2019 by Sam Altman (OpenAI CEO) and Alex Blania
- Dedicated to building a global-scale proof-of-human network to distinguish humans from AI in a post-AGI world
- End-to-end stack comprising of hardware, privacy-preserving blockchain, digital asset, and wallet w/ app store
- Open source and permissionless
- Secured by **Ethereum**



PROOF OF HUMAN: Non-humans' share of new content is rising


Polymarket
75%
Web Traffic
53%
Emails
47%
Stock Trading
44%
Website Creation
35%
Product Reviews
30%
X.com
20%
Reddit
15%

Source: **Polymarket**: Bot-like wallet share of trading volume from "Most prediction market traders are losing money while bots rack up gains" · Bloomberg, April 28, 2026. **Web Traffic**: *Automated share on Imperva enterprise network (good + bad bots) from* "Bad Bot Report 2026: The Internet Is No Longer Human and It's Changing How Business Works" · Imperva 2026 Bad Bot Report, April 2026, **Emails**: *Spam share of global email traffic from* "Email Spam Statistics 2026" · DeBounce, December 2024, **Stock Trading**: *Electronic execution of US equity buy-side volume from* "U.S. Equity Trading Business Gaining Momentum: Commission Growth and Continued Movement to E-Trading" · Coalition Greenwich, January 2025, **Website Creation**: *New websites built using AI generation tools from* "The Impact of AI-Generated Text on the Internet" · Stanford / Imperial College / Internet Archive, April 2026, **Product Reviews**: *Online product reviews that are likely fake or AI-generated from* "What Percentage of Online Reviews Are Fake in 2025? Uncovering the Facts" · ReviewDriver, 2025, **X.com**: *Bot-account share of X chatter from* "A global comparison of social media bot and human characteristics" · Carnegie Mellon / Nature, March 2025, **Reddit**: *AI-generated share of Reddit posts, sitewide from*"15% of Reddit Posts are Likely AI-generated in 2025" · Originality.ai, December 2025

Reddit CEO considering requiring FaceID or human verification.

Polymarket @Polymarket

JUST IN: Reddit CEO says the company is considering requiring Face ID to ensure humanity in order to crack down on AI bots.

12:58 PM · Mar 21, 2026 · **314.3K** Views

458 · 339 · 1.8K · 186

Exclusive / Reddit in talks to embrace Sam Altman's iris-scanning Orb to verify users

Reed Albergotti
Tech Editor, Semafor

Jun 20, 2025, 11:43am EDT TECH NORTH AMERICA


reddit

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MOONSHOT: We believe Eightco's private holdings are undervalued

VCX BY FUNDRISE

The public ticker for private tech

1	Anthropic	20.7%
2	Databricks	17.7%
3	OpenAI	9.9%
4	Anduril	6.9%
5	Ramp	5.1%
6	SpaceX	5.0%
7	Epic Games	3.5%
8	Flock Safety	3.0%
9	dbt (Fivetran)	2.8%
10	Vanta	1.9%

6X mNAV

EIGHTCO HOLDINGS

1	OpenAI	28%
2	Worldchain	22%
3	MrBeast	8%
4	Ethereum	8%
5	Cash	34%

Under-valued

Source: Eightco, VCX

BITMINE: Building and stacking during the crypto ‘mini-winter’

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world’s largest content creator
- Uplisted to NYSE ‘Big Board’
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

MAVAN: Now open for business

- MAVAN launched commercial service at end of March 2026.
- MAVAN is the largest single staking operator in the World with >$14 billion staked.
- MAVAN staking other clients assets representing >$2 billion USD and non-ETH assets including HYPE and SOL.


We're
OPEN

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

STAKING: BMNR now staking over 4.7 million ETH



ETH Staked Over Time
408,627
659,219
1,256,083
1,838,003
2,009,267
2,897,459
2,897,459
3,040,483
3,040,483
3,040,483
3,040,483
3,040,515
3,142,643
3,142,643
3,334,637
3,334,637
3,334,637
3,701,589
4,362,757
4,712,917
5,206,790
6,034,371
Fully staked
86%
78%
Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
$352
$408
Fully staked
86%
78%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/10*
Alchemy

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

BITMINE: Building and stacking during the crypto ‘mini-winter’

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world’s largest content creator
- Uplisted to NYSE ‘Big Board’
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

Newest Moonshot: Bitmine $200 million investment **Beast Industries**


ethereum


BEAST
INDUSTRIES®
YouTube
BEAST
GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE

BEAST FINANCIAL: We believe could be the next Robinhood for GenZ

Generation	US Population	Leading institution
Baby Boomers	75 (millions)	Schwab
GenX	66	Blackrock Blackstone
Millennials	75	Robinhood Sofi Chime
GenZ GenAlpha	69 51	Beast Financial Services

Mr Beast *dominates*

Will the 'Great Wealth Transfer' transform the markets?


Estimated wealth to be inherited through 2048, by generation:
$50 T
$40 T
$30 T
$20 T
$10 T
$0
$6 trillion
$39 trillion
$46 trillion
$15 trillion
Baby boomers (born 1946-1964)
Gen X (1965-1980)
Millennials (1981-1996)
Gen Z (1997 or later)

Source: Cerulli Associates, "The Cerulli Report: U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024."

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

NYSE: Bitmine is now traded on Big Board NYSE

Bitmine is now traded on the Big Board NYSE...

NYSE: **BMNR**

PR Newswire

NYSE

Bitmine

Bitmine Immersion Technologies (NYSE: BMNR) Announces Uplisting to New York Stock Exchange and Expansion of Share Repurchase Program to $4 Billion

NEWS PROVIDED BY
Bitmine Immersion Technologies, Inc. →
Apr 09, 2026, 08:30 ET

SHARE THIS ARTICLE

Joining NYSE "Big Board" represents a major milestone for Bitmine, the world's largest holder of Ethereum

Bitmine now owns 3.98% of the ETH token supply, over 79% of the way to the 'Alchemy of 5%' in just 9 months

Bitmine Crypto + Total Cash Holdings + "Moonshots" total $11.4 billion, including 4.803 million ETH tokens, total cash of $864 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine remains supported by a premier group of institutional investors including ARK's Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas "Tom" Lee to support Bitmine's goal of acquiring 5% of ETH

BITMINE: Building and stacking during the crypto 'mini-winter'

- Invested into Eightco, the intersection of AI and identity
- Launched MAVAN, largest single staking operation in the World
- Invested $200 million to Beast Industries, one of the world's largest content creator
- Uplisted to NYSE 'Big Board'
- Reached 4% of ETH coin supply



Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
Apr 10, 2026
We are here
Slow pace of accumulation
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

ALCHEMY OF 5%: Reached 4% in just 9 months


5%
Sometime 2026
4%
April 10, 2026
Slow pace of accumulation
3%
Nov 21, 2025
2%
Sep 21, 2025
1%
Aug 13, 2025
0.1%
June 30, 2025
June 2025
Dec 2025
June 2026
Dec 2026

Source: Fundstrat, Stats are calculated based on BMNR weekly press release

DATS: DATS *track* the price of treasury asset... up or down


Proper DAT
outperforms
crypto

As of Jan 4, 2026
Source: Fundstrat, Bloomberg

BITMINE: Outperformed ETH in 2025 and 2026

2025:
June 30 to Dec 31

Outperformed +48,100bp

2026:
Dec 31 to April 10

Outperformed +310bp


Ethereum
22%
BitMine
503%
-18%
-15%

BMNR: Stock price follows ETH price


Legend
Track
Annotate
Zoom
Select
Copy
ticker:
BMNR
BMNR US Equity
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800
XETUSD Curncy

BMNR: Stock price follows ETH price

ticker: BMNR


Legend
Track
Annotate
Zoom
Select
Copy
60
55
50
45
40
35
30
25
2800
3000
3200
3400
3600
3800
4000
4200
4400
4600
4800

**Coefficient:
0.015 * ETH + ETH/share accretion

Etherealize
@Etherealize_io

Read the full Productive Money report by Etherealize here:

Etherealize @Etherealize_io · Apr 21


X Article

The Path to $250,000 ETH: Ethereum and the Era of Productive Money

$250,000

To download this report as a PDF and learn more about the "Productive Money" thesis, visit productivemoney.org

As of April 2026, the combined monetary premium of gold and Bitcoin is...

Source: Fundstrat


BMNR: Stock price follows ETH price
BITMINE BMNR
ticker:
BMNR
$5,000
$1,500
$500
BMNR:
$5,000
BMNR:
$1,500
BMNR:
$500
$22,000
$22,000
$62,500
$250,000
**Coefficient:
0.015 * ETH + ETH/share accretion

Bitmine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

Thank You!

Bitmine

The Alchemy of 5%

NYSE: BMNR